UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2010

VIEWPOINT FINANCIAL GROUP, INC.
 (Exact name of registrant as specified in its charter)

United States	001-34737	27-2176993
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1309 W. 15th Street, Plano, Texas	75075
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 578-5000

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.

On July 7, 2010, the Registrant announced that it has completed its conversion from the mutual holding company structure and related public stock offering and is now a stock form holding company that is 100% owned by public stockholders. The Registrant sold a total of 19,857,337 shares of common stock at a purchase price of $10.00 per share in the offering, including 1,588,587 shares purchased by the ViewPoint Bank Employee Stock Ownership Plan.

The foregoing description is only a summary and is qualified in its entirety to the full text of the release which is included as Exhibit 99.1 to this report and is incorporated herein by reference.

ITEM 9.01. Financial Statements and Exhibits

(d)	Exhibits

Exhibit 99.1 Press release dated July 7, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

VIEWPOINT FINANCIAL GROUP, INC.

Date: July 7, 2010	By: /s/ Mark E. Hord
Mark E. Hord, Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated July 7, 2010